                                                                    Exhibit 99.1

                                 LOAN AGREEMENT

         LOAN AGREEMENT (the  "AGREEMENT"),  dated October 11th,  2006,  between
WATER  CHEF,  INC.,  a  corporation  organized  under  the laws of the  State of
Delaware  ("WTER"),  and SOUTHRIDGE  PARTNERS LP, a Delaware  limited  liability company ("LENDER").

         WHEREAS, Lender and WTER are executing and delivering this Agreement in reliance upon the exemption  from  securities  registration  afforded by Section
4(2) of the Securities Act of 1933, as amended (the "1933 ACT");

         WHEREAS, Lender desires to purchase and WTER desires to issue, upon the terms and conditions set forth in this Agreement,  a convertible promissory note and a stock warrant in consideration  for a loan by Lender to WTER in the amount of $300,000.00 in cash; and

         NOW  THEREFORE,  in  consideration  of  the  premises  and  the  mutual covenants  contained  herein  and other  good and  valuable  consideration,  the receipt and sufficiency of which are hereby  acknowledged,  the parties agree as follows:

         1.       ISSUANCE OF CONVERTIBLE PROMISSORY NOTE.

                  a.  PURCHASE OF  CONVERTIBLE  PROMISSORY  NOTE. On the Closing
Date (as  defined  below),  WTER  shall  issue and  deliver to Lender (1) a duly executed  8% secured  convertible  promissory  note in the  principal  amount of
$300,000.00  (the  "NOTE") and (2) a warrant  for 882,352  shares of WTER common stock (the "WARRANT") in  consideration  for a loan in the amount of $300,000.00 cash, less  transaction  fees and costs (the "LOAN AMOUNT") This Agreement,  the
Note, the Warrant,  and all ancillary  documents  associated with this Agreement shall be referred to as the Transaction Documents.

                  b. CLOSING DATE.  Subject to the  satisfaction  (or waiver) of the conditions  thereto set forth in Section 5 and Section 6 below,  the closing of the loan pursuant to this Agreement (the "CLOSING  DATE") shall be 12:00 noon
New York City Time as of October  __,  2006 or such other  mutually  agreed upon time.  The  closing of the  transactions  contemplated  by this  Agreement  (the
"CLOSING")  shall occur on the Closing Date at such location as may be agreed to by the parties.

                  c. LOAN. On the Closing  Date,  (i) Lender shall make the loan in United States dollars by wire transfer of immediately  available  funds to an account designated in writing by WTER for such purpose,  against delivery of the
Note and the Warrant, and (ii) WTER shall deliver to Lender the Note and Warrant duly executed on behalf of WTER, against delivery of the loan.

                  d. PLEDGE.  The Note is further  secured  pursuant to a Pledge
Agreement and a Guarantee, each dated as of October 11, 2006 between the Pledgor and Lender whereby the Pledgor has pledged certain Collateral and has granted to
Lender a security  interest in  Collateral,  as defined  therein,  to secure the payment of the Note.  Such  security  interest may be perfected by the filing of the applicable UCC statements in the appropriate recording offices.

                                      -1-

         2.  REPRESENTATIONS  AND  WARRANTIES OF LENDER.  Lender  represents and warrants to WTER that:

                  a. ACCREDITED INVESTOR;  INVESTMENT PURPOSE. Lender represents that it is an  "Accredited  Investor" as defined in  Regulation D under the 1933
Act.  Lender is acquiring the Note for its own account for  investment  purposes only and not with a view toward,  or for resale in connection  with,  the public sale or distribution  thereof,  except pursuant to sales  registered or exempted under the 1933 Act and applicable state securities laws; PROVIDED, HOWEVER, that by making the representations herein, Lender does not agree to hold the Note for any minimum or other specific term and reserves the right to dispose of the Note at any time in  accordance  with or pursuant to a  registration  statement or an exemption under the 1933 Act and applicable state securities laws.

                  b. RELIANCE ON EXEMPTIONS. Lender understands that the Note is being issued to it in reliance upon specific  exemptions  from the  registration requirements of United States federal and state securities laws and that WTER is relying  upon the truth and  accuracy  of, and  Lender's  compliance  with,  the representations,  warranties, agreements,  acknowledgments and understandings of
Lender  set  forth  herein  in  order  to  determine  the  availability  of such exemptions and the eligibility of the Lender to acquire the Note.

                  c.  INFORMATION.  Lender and its  advisors,  if any, have been furnished  with materials  relating to the business,  finances and operations of
WTER and  materials  relating  to the  issuance  of the  Note  which  have  been requested by Lender or its  advisors.  Neither such  inquiries nor any other due
diligence   investigation  conducted  by  Lender  or  any  of  its  advisors  or representatives  shall modify,  amend or affect Lender's right to rely on WTER's representations and warranties  contained in Section 3 below. Lender understands that  entering  into the loan and  acceptance of the Note involves a significant degree of risk.

                  d.  GOVERNMENTAL  REVIEW.  Lender  understands  that no United
States federal or state agency or any other  government or  governmental  agency has passed upon or made any recommendation or endorsement of the Note.

                  e. TRANSFER OR RESALE. Lender understands that (i) the sale or resale of the Note and the Warrant  and any  underlying  shares of common  stock issued upon the conversion or exercise of such instruments ("Conversion Shares")
has not been and is not being  registered  under the 1933 Act or any  applicable state securities  laws, and the Note, the Warrant and the Conversion  Shares may
not  be  transferred   unless  they  are  (a)  sold  pursuant  to  an  effective
registration  statement under the 1933 Act, or (b) sold or transferred  pursuant to an exemption from such registration.

                  f. LEGENDS. Lender understands that the Note, the Warrant, and the Conversion  Shares shall bear the follow  restrictive (or similar) legend in the following form:

                     "NEITHER   THIS   SECURITY  NOR  THE   SECURITIES
                     ISSUABLE UPON  CONVERSION  (OR  EXERCISE)  HEREOF
                     HAVE  BEEN  REGISTERED  WITH  THE  UNITED  STATES
                     SECURITIES   AND  EXCHANGE   COMMISSION   OR  THE
                     SECURITIES  COMMISSION  OF ANY STATE OR UNDER THE
                     SECURITIES   ACT  OF  1933,   AS   AMENDED.   THE
                     SECURITIES ARE RESTRICTED AND MAY NOT BE OFFERED,

                                      -2-

                     RESOLD,   PLEDGED   OR   TRANSFERRED   EXCEPT  AS
                     PERMITTED  UNDER THE ACT PURSUANT TO REGISTRATION
                     OR EXEMPTION OR SAFE HARBOR THEREFROM."

                  g.  AUTHORIZATION;  ENFORCEMENT.  This Agreement has been duly and validly  authorized  by Lender.  This  Agreement  has been duly executed and delivered  on behalf  of  Lender,  and this  Agreement  constitutes  a valid and binding agreement of Lender enforceable in accordance with its terms,  except as such  enforceability  may  be  limited  by  applicable  bankruptcy,  insolvency,
reorganization,   moratorium,  liquidation  or  similar  laws  relating  to,  or affecting  generally,  the  enforcement of creditors'  rights and remedies or by other equitable principles of general application.

                  i. NO  BROKERS.  Lender has taken no action  which  would give rise to any claim by any  person for  brokerage  commissions,  finder's  fees or similar  payments  relating to this Agreement or the  transactions  contemplated hereby.

         3. REPRESENTATIONS AND WARRANTIES OF WTER. WTER represents and warrants to Lender that:

                  a.  AUTHORIZATION;  ENFORCEMENT.  (i) WTER  has all  requisite corporate  power and  authority to enter into and perform this  Agreement and to consummate  the  transactions  contemplated  hereby  and  issue the Note and the
Warrant, in accordance with the terms hereof, (ii) the execution and delivery of this  Agreement  by  WTER  and  the  consummation  by  it  of  the  transactions contemplated  hereby have been duly authorized by WTER and no further consent or authorization of WTER or its shareholders is required,  (iii) this Agreement has been duly executed and delivered by WTER, and (iv) this Agreement  constitutes a legal,  valid  and  binding  obligation  of  WTER  enforceable  against  WTER in accordance  with its  terms,  except as such  enforceability  may be  limited by applicable bankruptcy,  insolvency,  reorganization,  moratorium, liquidation or similar laws relating to, or affecting generally,  the enforcement of creditors'
rights and remedies or by other equitable principles of general application

                  b. [LEFT BLANK]

                  c. NO CONFLICTS.  The execution,  delivery and  performance of this  Agreement  by WTER  and  the  consummation  by  WTER  of the  transactions contemplated  hereby will not (i) conflict  with or result in a violation of any provision of its certificate of formation or other organizational  documents, or
(ii) violate or conflict  with,  or result in a breach of any  provision  of, or constitute  a default  (or an event  which with  notice or lapse of time or both could  become a default)  under,  or give to others  any rights of  termination, amendment, acceleration or cancellation of, any agreement, note, bond, indenture or other  instrument to which WTER is a party, or (iii) result in a violation of any law, rule,  regulation,  order,  judgment or decree  (including  federal and state  securities laws and  regulations  and regulations of any  self-regulatory organizations  to which  WTER is  subject)  applicable  to WTER or by which  any property of WTER are bound or affected.  Except as specifically  contemplated by this Agreement and as required under the 1933 Act and any applicable federal and state securities laws, WTER is not required to obtain any consent, authorization or order of, or make any filing or  registration  with, any court,  governmental agency,  regulatory agency, self regulatory  organization or stock market or any

                                      -3-

third  party  in  order  for  it to  execute,  deliver  or  perform  any  of its obligations under this Agreement in accordance with the terms hereof. Except for filings that may be required under applicable  federal and state securities laws in  connection  with the  issuance  and sale of the  Note and the  Warrant,  all consents,  authorizations,  orders,  filings  and  registrations  which  WTER is required to obtain  pursuant to the  preceding  sentence  have been  obtained or effected on or prior to the date hereof.

                  d. NO BROKERS.  WTER has taken no action which would give rise to any claim by any person for brokerage  commissions,  finder's fees or similar payments relating to this Agreement or the transactions contemplated hereby.

                  e.

         4.       COVENANTS.

                  a. BEST  EFFORTS.  The parties shall use their best efforts to satisfy  timely each of the  conditions  described in Section 5 and Section 6 of this Agreement.

                  b.  FINANCIAL  REPORTING.  WTER  shall  make and  keep  public information available, as those terms are understood and defined in Rule 144 and shall  file with the SEC in a timely  manner  all  reports  and other  documents required  of WTER  under  the  Securities  Exchange  Act of 1934  ("1934  Act").
Furthermore,  WTER shall have its counsel  timely  provide a Rule 144 opinion to
Lender with  respect to the sale of any common stock  issued or  transferred  to
Lender pursuant to the Transaction Documents.

                  c.  REGISTRATION  AND  SHARE  DELIVERY.   WTER  shall  file  a
registration  statement to register common shares underlying  conversions of the
Note and the exercise of the warrants  within thirty (30) days after Closing and shall  use  its  best  efforts  to have  such  registration  statement  declared effective  within 120 days  following  the  Closing,  as further  outlined  in a registration  rights  agreement  between  the  parties,  of even date.  Upon the conversion of the Note, in whole or in part, or the exercise of the Warrant,  in whole or in part,  WTER shall issue  certificates  representing  the  Conversion
Shares and  deliver  such  certificates  to Lender or its agent  within four (4)
business days from the date of such conversion or such exercise.

                  d. SALES AND  PURCHASES  OF WTER  COMMON  STOCK.  Prior to the
Maturity Date of the Note, the Lender,  together with any  affiliate,  shall not engage in purchases or sales of the common  stock of WTER.  Notwithstanding  the preceding  sentence,  prior to the Maturity Date, the Lender,  together with any affiliate,  may sell any and all shares of WTER common stock  beneficially owned as of the date of this Agreement,  either pursuant to an effective  registration statement or Rule 144.

         5.  CONDITIONS TO WTER'S  OBLIGATION TO ISSUE.  The  obligation of WTER hereunder to issue and deliver the Note and the Warrant to Lender at the Closing is subject to the  satisfaction,  at or before the  Closing  Date of each of the following conditions thereto, provided that these conditions are for WTER's sole benefit and may be waived by WTER at any time in its sole discretion:

                                      -4-

                  a. Lender shall have executed this Agreement and delivered the same to WTER.

                  b. Lender shall have  delivered  the Loan Amount in accordance with Section 1(b) above.

                  c. The  representations and warranties of Lender shall be true and  correct  in all  material  respects  as of the date when made and as of the
Closing  Date as  though  made at that  time  (except  for  representations  and warranties that speak as of a specific  date),  and Lender shall have performed, satisfied and complied in all material  respects with the covenants,  agreements and conditions required by this Agreement to be performed, satisfied or complied with by Lender at or prior to the Closing Date.

                  d. No litigation, statute, rule, regulation,  executive order, decree,  ruling or injunction shall have been enacted,  entered,  promulgated or endorsed by or in any court or governmental  authority of competent jurisdiction
or  any   self-regulatory   organization   having  authority  over  the  matters
contemplated  hereby which prohibits the consummation of any of the transactions contemplated by this Agreement.

         6. CONDITIONS TO LENDER'S  OBLIGATION TO LEND. The obligation of Lender hereunder  to  transfer  the  Loan  Amount  at the  Closing  is  subject  to the satisfaction, at or before the Closing Date of each of the following conditions, provided that these  conditions  are for Lender's sole benefit and may be waived by Lender at any time in its sole discretion.

                  a. WTER  shall  have  executed  this  Agreement  and the other
Transaction Documents and delivered the same to Lender.

                  b. WTER  shall have  delivered  to Lender  the  original  duly executed  Note and Warrant (in such  denominations  as Lender  shall  reasonably request) in accordance with Section 1(b) above.

                  c. Pledgor and  Guarantor  shall have  delivered to Lender the duly executed Pledge  Agreement and the Guarantee,  and shall have delivered the
Collateral to Lender in accordance with the Pledge Agreement.

                  d. The  representations  and  warranties of WTER,  Pledgor and
Guarantor shall be true and correct in all material respects as of the date when made  and as of the  Closing  Date  as  though  made at such  time  (except  for representations  and warranties that speak as of a specific date) and WTER shall have  performed,  satisfied  and  complied  in all  material  respects  with the covenants, agreements and conditions required by this Agreement to be performed, satisfied or complied with by WTER at or prior to the Closing Date.

                  e. No litigation, statute, rule, regulation,  executive order, decree,  ruling or injunction shall have been enacted,  entered,  promulgated or endorsed by or in any court or governmental  authority of competent jurisdiction
or  any   self-regulatory   organization   having  authority  over  the  matters
contemplated  hereby which prohibits the consummation of any of the transactions contemplated by this Agreement.

         7.       GOVERNING LAW; MISCELLANEOUS.

                                      -5-

                  a.  GOVERNING  LAW;  JURISDICTION.  THIS  AGREEMENT  SHALL  BE
ENFORCED,  GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF
NEW YORK  APPLICABLE TO AGREEMENTS  MADE AND TO BE PERFORMED  ENTIRELY WITH SUCH
STATE,  WITHOUT REGARD TO THE PRINCIPLES OF CONFLICT OF LAWS. THE PARTIES HERETO
HEREBY SUBMIT TO THE EXCLUSIVE  JURISDICTION OF THE UNITED STATES FEDERAL COURTS
LOCATED IN THE CITY OF NEW YORK,  NEW YORK WITH  RESPECT TO ANY DISPUTE  ARISING
UNDER THIS AGREEMENT,  THE AGREEMENTS ENTERED INTO IN CONNECTION HEREWITH OR THE
TRANSACTIONS  CONTEMPLATED HEREBY OR THEREBY. BOTH PARTIES IRREVOCABLY WAIVE THE
DEFENSE OF AN INCONVENIENT  FORUM TO THE MAINTENANCE OF SUCH SUIT OR PROCEEDING.
BOTH PARTIES  FURTHER AGREE THAT SERVICE OF PROCESS UPON A PARTY MAILED BY FIRST
CLASS MAIL SHALL BE DEEMED IN EVERY  RESPECT  EFFECTIVE  SERVICE OF PROCESS UPON
THE  PARTY IN ANY SUCH SUIT OR  PROCEEDING.  NOTHING  HEREIN  SHALL  AFFECT  ANY
PARTY'S RIGHT TO SERVE PROCESS IN ANY OTHER MANNER PERMITTED BY LAW. THE PARTIES
AGREE THAT A FINAL NON-APPEALABLE  JUDGMENT IN ANY SUCH SUIT OR PROCEEDING SHALL
BE  CONCLUSIVE  AND  MAY BE  ENFORCED  IN  OTHER  JURISDICTIONS  BY SUIT ON SUCH
JUDGMENT OR IN ANY OTHER LAWFUL MANNER. THE PARTIES HEREBY WAIVE A TRIAL BY JURY
IN ANY  ACTION,  PROCEEDING  OR  COUNTERCLAIM  BROUGHT BY EITHER OF THE  PARTIES
HERETO  AGAINST  THE  OTHER  IN  RESPECT  OF  ANY  MATTER  ARISING  OUT OF OR IN
CONNECTION WITH THIS AGREEMENT OR THE TRANSACTION DOCUMENTS.

                  b. COUNTERPARTS;  SIGNATURES BY FACSIMILE.  This Agreement may
be  executed  in one or more  counterparts,  each of which  shall be  deemed  an original but all of which shall  constitute one and the same agreement and shall become effective when  counterparts have been signed by each party and delivered to the other party.  This Agreement,  once executed by a party, may be delivered to the other party hereto by facsimile  transmission of a copy of this Agreement bearing the signature of the party so delivering this Agreement.

                  c.   HEADINGS.   The  headings  of  this   Agreement  are  for
convenience  of  reference  only and  shall  not form  part of,  or  affect  the interpretation of, this Agreement.

                  d.  SEVERABILITY.  In the  event  that any  provision  of this
Agreement is invalid or enforceable under any applicable statute or rule of law, then  such  provision  shall be deemed  inoperative  to the  extent  that it may conflict  therewith and shall be deemed modified to conform with such statute or rule of law. Any provision hereof which may prove invalid or unenforceable under any law shall not affect the validity or  enforceability  of any other provision hereof.

                  e.  ENTIRE  AGREEMENT;  AMENDMENTS.  This  Agreement  and  the
instruments  referenced  herein contain the entire  understanding of the parties with  respect  to  the  matters  covered  herein  and  therein  and,  except  as specifically  set forth  herein or therein,  neither  WTER nor Lender  makes any representation,  warranty, covenant or undertaking with respect to such matters.
No  provision  of this  Agreement  may be waived  or  amended  other  than by an instrument in writing signed by the party to be charged with enforcement.

                  f.  NOTICES.  Any notices  required or  permitted  to be given under the terms of this Agreement  shall be sent by certified or registered mail
(return receipt  requested) or delivered  personally or by courier  (including a recognized  overnight  delivery  service) or by facsimile and shall be effective

                                      -6-

five days after being  placed in the mail,  if mailed by regular  United  States mail,  or upon  receipt,  if  delivered  personally  or by courier  (including a recognized  overnight delivery service) or by facsimile,  in each case addressed to a party. The addresses for such communications shall be:

                                    If to WTER:

                                            1007 Glen Cove Avenue
                                            Suite 1
                                            Glen Head, NY 11545
                                            Attention: President
                                            Facsimile: (516)-656-9095

                                    If to Lender:

                                            Southridge Partners LP
                                            90 Grove Street, Suite 204
                                            Ridgefield, CT 06877
                                            Facsimile: (203) 431-8301

         Each party  shall  provide  notice to the other  party of any change in address.

                  g.  SUCCESSORS AND ASSIGNS.  This  Agreement  shall be binding upon and inure to the benefit of the parties and their  successors  and assigns.
Neither WTER nor Lender shall assign this Agreement or any rights or obligations hereunder  without the prior written consent of the other.  Notwithstanding  the foregoing,  subject to Section 2(e),  Lender may assign its rights  hereunder to any person that purchases the Note,  the Warrant or any  Conversion  Shares in a
private  transaction from Lender or to any of its  "affiliates," as that term is defined under the 1934 Act, without the consent of WTER.

                  h. THIRD PARTY  BENEFICIARIES.  This Agreement is intended for the benefit of the parties hereto and their respective  permitted successors and assigns, and is not for the benefit of, nor may any provision hereof be enforced by, any other person.

                  i. FURTHER  ASSURANCES.  Each party shall do and  perform,  or cause to be done and  performed,  all such  further  acts and things,  and shall execute and deliver all such other  agreements,  certificates,  instruments  and documents,  as the other party may reasonably  request in order to carry out the intent and accomplish the purposes of this Agreement and the consummation of the transactions contemplated hereby.

                  j. NO STRICT CONSTRUCTION. The language used in this Agreement will be deemed to be the language  chosen by the parties to express their mutual intent, and no rules of strict construction will be applied against any party.

                                      -7-

                  IN  WITNESS  WHEREOF,  Lender and WTER have  caused  this Loan
Agreement to be duly executed as of the date first above written.

WATER CHEF, INC.

Name:  /s/ David A. Conway
      ------------------------------
Title: President & CEO

SOUTHRIDGE PARTNERS LP

By:  /s/ Steven Hicks
    --------------------------------

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